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                                                                    Exhibit 4(a)

                                     FORM OF
                                STOCK CERTIFICATE

NUMBER                  DUSA PHARMACEUTICALS, INC.                     SHARES
                        Incorporated under the laws of the State
DUSA_________           of New Jersey                                  ________

                                                             See reverse for
                                                             Certain Definitions

                                                             CUSIP 266898 10 5

THIS CERTIFIES THAT

is the owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES
                      OF THE COMMON STOCK, NO PAR VALUE, OF

DUSA Pharmaceuticals, Inc., (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned and registered by the transfer agent and registrar of the Corporation.

      The shares represented by this certificate are transferable at the corporate offices of American Stock Transfer & Trust Company in New York, New York or at the corporate offices of Montreal Trust Company of Canada in Toronto, Ontario.

      IN WITNESS WHEREOF, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


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
       Countersigned and Registered            COUNTERSIGNED AND Registered    [Seal]           President
         AMERICAN STOCK TRANSFER                  MONTREAL TRUST COMPANY
             & TRUST COMPANY                            OF CANADA
                                         OR
           Authorized Signature                    Authorized Signature                         Secretary
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                          [REVERSE SIDE OF CERTIFICATE]

                                                     DUSA PHARMACEUTICALS, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with rights of survivorship and not as tenants in common

      UNIF GIFT MIN ACT - ____________________ Custodian________________________
                           (Cust)                              (Minor)
                          under Uniform Gifts to Minors Act_____________________
                                                              (State)


FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TERANSFER UNTO:

Please insert social security, social insurance or taxpayer identification number of assignee

=========================

=========================

________________________________________________________________________________
             Please print or typewrite Name and Address of Assignee

________________________________________________________________________________

______________________________________________________________SHARES REPRESENTED
BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:____________________________           X__________________________________
                                                        (Signature)

                                             ___________________________________
                                                     (Please Print Name)
__________________________________           ___________________________________
        Signature Guaranteed                              (Address)

                                             ___________________________________
                                             Social Security, Spcial Insurance
                                             or Taxpayer Identification Number

THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS COMMON STOCK CERTIFICATE IN VERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, MIDWEST STOCK EXCHANGE, OR TORONTO STOCK EXCHANGE.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between DUSA Pharmaceuticals, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of September 27, 2002 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate of an Acquiring Person or an Adverse Person (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

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            AMERICAN BANKNOTE COMPANY              PRODUCTION COORDINATOR SUE MCNAMEE 215-830-2158
               680 Blair Mill Road                             PROOF OF OCTOBER 22, 1997
                Horsham, PA 19044                                        DUSA
                   215-657-3480                                      H 53296PATCH
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___________________________________________        ________________________________________________
SALESPERSON         R. JOHNSON 212-557-9100        Opr.              JH                  NEW

___________________________________________        ________________________________________________
/home/jm/inprogress/home11/DUSA53296                     /net/banknote/home/11/D
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